(i) EXHIBIT 99.1


          A.   Certification Required by 18 U.S.C. Sec. 1350

          B.   (Section 906 of the Sarbanes-Oxley Act of 2002)



     In connection with the filing by Lucas Educational Systems, Inc. (the "Company") of the Quarterly Report on Form 10-Q for the period ending September 30, 2002 (the "Report"), each of the undersigned hereby certifies:

     1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial respects, the financial condition and results of operations of the Company.




                                      /s/ /Kevin B. Halter
                                     ----------------------------
                                     President



                                      /s/Kevin Halter, Jr. Halter
                                     ----------------------------
                                     Principal Accounting Officer